UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule14a-12

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to whom transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

Ibbotson Conservative ETF Asset Allocation Portfolio

Ibbotson Income and Growth ETF Asset Allocation Portfolio

Ibbotson Balanced ETF Asset Allocation Portfolio

Ibbotson Growth ETF Asset Allocation Portfolio

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio

(each a “Portfolio,” collectively, the “Portfolios”)

August     , 2011

Dear Policy Owner:

The enclosed Proxy Statement discusses two proposals to be voted upon by the shareholders (the “Shareholders”) of each Portfolio of Financial Investors Variable Insurance Trust (the “Trust”). As an owner of a variable annuity or variable life insurance policy issued by an insurance company, you have the right to instruct your insurance company how to vote the shares of each Portfolio it holds under your policy with respect to the proposals described below. Please review the Proxy Statement and cast your vote on each of the proposals. After consideration of each of the proposals, the Board of Trustees of the Trust has unanimously approved, subject to shareholder approval, each of the proposals. The Board of Trustees of the Trust recommends that you vote FOR each proposal.

Under an investment management agreement between ALPS Advisors, Inc. (“AAI” or “ALPS Advisors”) and the Trust, AAI serves as each Portfolio’s investment adviser and is responsible for each Portfolio’s overall investment strategy and its implementation.

AAI is a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS”), a Denver, Colorado-based company that, through its affiliates, provides a wide range of fund services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. ALPS is currently a privately held company.

As discussed in more detail in the enclosed Proxy Statement, on July 19, 2011, ALPS entered into a merger agreement (the “Transaction Agreement”) providing for the acquisition of ALPS by DST Systems, Inc. (“DST”). If the transaction contemplated by the Transaction Agreement (the “Transaction”) is completed, ALPS will become a wholly owned subsidiary of DST, a publicly traded company. Completion of the Transaction is subject to a number of conditions, including without limitation obtaining regulatory approval and the consent to the Transaction by a certain percentage of ALPS’ clients representing a certain percentage of the annualized revenue of ALPS and its subsidiaries (which includes fund shareholder approval of new investment management agreements with AAI). ALPS and DST currently expect to complete the Transaction in the fourth quarter of 2011.

The Transaction, if consummated, will constitute a change of control of AAI. To provide for continuity in the operation of the Portfolios, you are being asked to approve (1) a new investment advisory agreement between the Trust, on behalf of each of the Portfolios, and AAI and (2) a new investment sub-advisory agreement among the Trust, on behalf of each of the Portfolios, AAI and Ibbotson Associates, Inc. (“Ibbotson”), the Portfolios’ investment sub-adviser.

Under these new agreements, AAI and Ibbotson will provide investment advisory services to each Portfolio on the same terms and for the same fees that are currently in effect. The Portfolios’ investment objectives will not change as a result of the Transaction, and the senior personnel of AAI and the investment advisory personnel of Ibbotson, who currently manage the Portfolios, are expected to continue to do so after the closing of the Transaction. In addition, the composition of the Board of Trustees will not be changed as a direct result of the Transaction.

The Transaction and each proposal are discussed in detail in the enclosed Proxy Statement. The Transaction, which is subject to various conditions, will not change the names of the Portfolios, alter the number of shares held by each Shareholder, or cause a change to the advisory fees charged to each Portfolio.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR EACH PROPOSAL.

Your vote is important no matter how many shares are attributable to your policy. The proxy documents explain the proposals in detail, and we encourage you to review them. Voting early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your voting instruction card(s) and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your voting instruction card and following the instructions that will appear. If we do not hear from you, our proxy solicitor, Broadridge Financial Solutions, Inc., may contact you. If you have any questions about the proposals or the voting instructions, please call Broadridge Financial Solutions, Inc. at 1-877-708-3613.

Very truly yours,

/s/ Thomas A. Carter

Thomas A. Carter Chairman and President

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FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

Ibbotson Conservative ETF Asset Allocation Portfolio

Ibbotson Income and Growth ETF Asset Allocation Portfolio

Ibbotson Balanced ETF Asset Allocation Portfolio

Ibbotson Growth ETF Asset Allocation Portfolio

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio

(each a “Portfolio,” and collectively, the “Portfolios”)

Notice of Special Meeting of Shareholders

to be held on October 14, 2011

To the Shareholders of the Portfolios:

Financial Investors Variable Insurance Trust (the “Trust”) will hold a special meeting of shareholders on October 14, 2011 at 10:00 a.m., Mountain Time, as may be adjourned from time to time, at the Trust’s offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203 (the “Meeting”).

Under an investment management agreement between ALPS Advisors, Inc. (“AAI” or “ALPS Advisors”) and the Trust, AAI serves as each Portfolio’s investment adviser and is responsible for each Portfolio’s overall investment strategy and its implementation.

AAI is a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS”), a Denver, Colorado-based company that, through its affiliates, provides a wide range of fund services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. ALPS is currently a privately held company.

As discussed in more detail in the enclosed Proxy Statement, on July 19, 2011, ALPS entered into a merger agreement (the “Transaction Agreement”) providing for the acquisition of ALPS by DST Systems, Inc. (“DST”). If the transaction contemplated by the Transaction Agreement (the “Transaction”) is completed, ALPS will become a wholly owned subsidiary of DST, a publicly traded company. The Transaction, if consummated, will constitute a change of control of AAI. Completion of the Transaction is subject to a number of conditions, including without limitation obtaining regulatory approval and the consent to the Transaction by a certain percentage of ALPS’ clients representing a certain percentage of the annualized revenue of ALPS and its subsidiaries (which includes fund shareholder approval of new investment management agreements with AAI). ALPS and DST currently expect to complete the Transaction in the fourth quarter of 2011.

As described in the Proxy Statement, AAI will continue to be the investment adviser to the Portfolios after the closing of the Transaction (the “Closing”), and Ibbotson Associates, Inc. (“Ibbotson”), the Portfolios’ investment sub-adviser, is expected to continue managing the Portfolios after Closing. AAI expects the senior personnel of AAI and the investment advisory personnel of Ibbotson, who currently manage the Portfolios, to continue to do so after the Closing. In addition, the composition of the board of trustees of the Trust (the “Board” or “Trustees”) will not be changed as a direct result of the Transaction. However, there can be no assurance that any particular employee of AAI or of

Ibbotson will choose to remain employed by AAI or Ibbotson, respectively, before or after the Closing.

In light of the Transaction, as well as other factors, the Board has determined that it is appropriate at this time to seek shareholder approval of new investment advisory and sub-advisory agreements among the Trust, AAI, and Ibbotson, as applicable. At the Meeting shareholders will be asked:

1. To approve a new Investment Advisory Agreement between the Trust and AAI.

2. To approve a new Investment Sub-Advisory Agreement among the Trust, AAI and Ibbotson.

3. To transact any other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

To provide for continuity in the operation of each series of the Trust, the shareholders of each Portfolio are being asked to vote FOR Proposal 1 and Proposal 2. If approved by the shareholders, the new Investment Advisory Agreement between the Trust and AAI and the new Investment Sub-Advisory Agreement among the Trust, AAI and Ibbotson will be effective upon the Closing.

As described in the enclosed Proxy Statement, the Investment Advisory Agreement provides that, following the Transaction, AAI will provide the same investment advisory services to each Portfolio on the same terms and the same fee rate. Likewise, the Investment Sub-Advisory Agreement provides that, following the Transaction, Ibbotson will continue to provide the same investment sub-advisory services to each Portfolio on the same terms and the same fee rate. Each proposal is discussed in greater detail in the enclosed Proxy Statement.

Any shareholder who owned shares of any Portfolio at the close of business on August 2, 2011 (the “Record Date”) will receive notice of the Meeting and be entitled to vote at the Meeting or any adjournment or postponement of the Meeting. Voting instructions may be revoked at any time before they are exercised by executing and submitting a later-dated voting instruction card, by giving written notice of revocation to the Trust’s tabulator or by voting in person at the Meeting. Please read the full text of the enclosed Proxy Statement for a complete understanding of the proposals.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

PLEASE HELP AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS BY

VOTING TODAY.

Dated: August     , 2011

By Order of the Board of Trustees

David T. Buhler, Secretary

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INFORMATION ABOUT THE MEETING

While we strongly encourage you to read the full text of this Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

Q. What is happening?

A. On July 19, 2011, ALPS Holdings, Inc. (“ALPS”), parent company to ALPS Advisors, Inc. (“AAI” or “ALPS Advisors”), each Portfolio’s investment adviser, entered into a merger agreement (the “Transaction Agreement”) providing for the acquisition of ALPS by DST Systems, Inc. (“DST”). If the transaction contemplated by the Transaction Agreement (the “Transaction”) is completed, ALPS will become a wholly owned subsidiary of DST, a publicly traded company. The Transaction, if consummated, will constitute a change of control of AAI. Completion of the Transaction is subject to a number of conditions, including without limitation obtaining regulatory approval and the consent to the Transaction by a certain percentage of ALPS’ clients representing a certain percentage of the annualized revenue of ALPS and its subsidiaries (which includes fund shareholder approval of new investment management agreements with AAI). ALPS and DST currently expect to complete the Transaction in the fourth quarter of 2011.

AAI is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser and is a wholly owned subsidiary of ALPS, a Denver, Colorado-based company that provides a wide range of fund services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services.

As described in this Proxy Statement, AAI will continue to be the investment adviser to the Portfolios after the closing of the Transaction (the “Closing”). Ibbotson Associates, Inc. (“Ibbotson”), the investment sub-adviser to the Portfolios, is expected to continue to manage the Portfolios after the Closing. AAI expects the senior personnel of AAI and the investment advisory personnel of Ibbotson, who currently manage the Portfolios, to continue to do so after the Closing. In addition, the Board of Trustees of the Trust (the “Board” or “Trustees”) will continue in office after the Transaction. However, there can be no assurance that any particular employee of AAI or Ibbotson will choose to remain employed by AAI or Ibbotson, respectively, before or after the Closing.

In light of the Transaction, as well as other factors, the Board has determined that it is appropriate at this time to seek shareholder approval of new investment advisory and sub-advisory agreements among the Trust, AAI, and Ibbotson, as applicable. Therefore, in order to provide for continued management of the Portfolios, shareholders of each Portfolio are being asked to approve, at the Meeting, the new Investment Advisory Agreement and Investment Sub-Advisory Agreement. This Proxy Statement provides additional information about AAI, Ibbotson and each proposal. If shareholders approve the proposals, the effectiveness of each proposal is contingent upon the Closing occurring, and each proposal will become effective only upon the Closing. If the Transaction is not consummated, none of the proposals will become effective, and the current investment advisory and sub-advisory agreements will remain in effect according to their terms.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

Q. Why are you sending me this information?

A. As an owner of a variable annuity or variable life insurance policy issued by an insurance company, you have the right to instruct your Insurance Company how to vote the shares of each Portfolio it holds under your policy with respect to the proposals described herein.

Q. Why am I being asked to vote on the new agreements?

A. Completion of the Transaction will result in an “assignment” of the Portfolios’ current Investment Advisory Agreement and Investment Sub-Advisory Agreement, and as a result, will automatically terminate each of these agreements pursuant to the Investment Company Act of 1940, as amended (“1940 Act”). In light of this, the Board has determined that it is appropriate at this time to seek shareholder approval of new investment advisory and sub-advisory agreements among the Trust, AAI, and Ibbotson, as applicable. To ensure that the operation of your Portfolio(s) can continue without any interruption and that AAI and Ibbotson can provide your Portfolio(s) with the same services that are currently being provided to your Portfolio(s), your approval of the new agreements is sought. For the Closing to occur, certain conditions must be satisfied or waived, including, among others, the approval of the new agreements by shareholders of each Portfolio.

Q. How will the Transaction affect me?

A. Your Portfolio and its investment objectives will not change as a result of the completion of the Transaction, and the same shares of the same Portfolio will still be attributable to your policy. The terms of the new agreements are the same as the existing agreements, but for the new commencement date. If approved by the shareholders and upon the Closing, each new agreement will have an initial two year term and will be subject to annual renewal thereafter. The management fee rates that the Portfolios currently pay for investment advisory services will not change. The fee waiver agreement currently in place with respect to each of the Portfolios is expected to continue in place and will be effective through April 29, 2014. Ibbotson is expected to continue to manage the Portfolios after the Closing. AAI expects the senior personnel of AAI and the investment advisory personnel of Ibbotson, who currently manage the Portfolios, to continue to do so after the Closing. In addition, the Board will continue in office after the Closing. However, there can be no assurance that any particular employee of AAI or Ibbotson will choose to remain employed by AAI or Ibbotson, respectively, before or after the Closing.

Q. Will any Portfolio’s name change?

A. No. None of the names of any Portfolio will change.

Q. Will there be any changes to the Portfolios’ investment sub-adviser?

A. No. The sub-adviser that currently manages the Portfolios is expected to continue to manage the Portfolios after the Closing, using the same investment objectives and strategies currently in place.

Q. Will the fees payable under the new agreements increase as a result of the Transaction?

A. No. The proposals to approve the new agreements do not seek any increase in fee rates. Further, as stated above, the fee waiver agreement currently in place with respect to each of the Portfolios is expected to continue in place and will be effective through April 29, 2014.

Q. How do the Trustees of the Trust recommend that I vote?

A. The Trustees of the Trust recommend that you vote FOR each of the proposals.

Q. Will my Portfolio pay for this proxy solicitation or for the costs of the Transaction?

A. No. The Portfolios will not bear these costs. ALPS has agreed to bear any such costs that would otherwise be borne by the Portfolios.

Q. Who is entitled to vote?

A. Any shareholder who owned shares of any Portfolio on August 2, 2011 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting or any adjournment or postponement of the Meeting.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed voting instruction card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed voting instruction card(s);

By Internet: Access the website address printed on the enclosed voting instruction card(s); or

In Person: Attend the Meeting as described in the Proxy Statement. If you wish to attend the Meeting, please notify us in advance by calling 1-877-708-3613.

Q. Why might there be more than one voting instruction card enclosed?

A. If you have shares of more than one Portfolio attributable to your policy, you will receive a separate voting instruction card for each Portfolio. You will be allowed to vote your shares of a Portfolio only with respect to the approval of proposals with respect to that Portfolio.

Q. What vote is required to approve each proposal?

A. Approval of each new agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Portfolio, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of a Portfolio present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q. What happens if I sign and return my voting instruction card but do not mark my vote?

A. Your voting instruction card will be voted in favor of all matters.

Q. May I revoke my voting instruction?

A. You may revoke your voting instruction at any time before it is exercised by giving notice of your revocation to the Trust’s tabulator in writing, or by the execution and delivery of a later-dated voting instruction. You may also revoke your voting instruction by attending the Meeting and voting in person.

Q. How can I obtain a copy of a Portfolio’s annual or semi-annual report?

A. If you would like to receive a copy of the latest annual or semi-annual report(s) for any Portfolio, please call 1-866-432-2926, write to Financial Investors Variable Insurance Trust at 1290 Broadway, Suite 1100, Denver CO 80203, or visit www.fivitfunds.com. The reports will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call 1-877-708-3613.

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INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS

The following general rules for signing voting instruction cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your card properly.

(1) Individual Accounts: Sign your name exactly as it appears in the registration on the card.

(2) Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the card.

(3) Other Accounts: The capacity of the individual signing the card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

Ibbotson Conservative ETF Asset Allocation Portfolio

Ibbotson Income and Growth ETF Asset Allocation Portfolio

Ibbotson Balanced ETF Asset Allocation Portfolio

Ibbotson Growth ETF Asset Allocation Portfolio

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio

(each a “Portfolio,” and collectively, the “Portfolios”)

SPECIAL MEETING OF SHAREHOLDERS

to be held on October 14, 2011

Proxy Statement

The Board of Trustees for Financial Investors Variable Insurance Trust (the “Trust”) has sent you this Proxy Statement to ask for your vote on the proposals affecting the Trust as described in this Proxy Statement. The Trust will hold a Special Meeting of Shareholders on October 14, 2011 at 10:00 a.m. Mountain Time, as may be adjourned from time to time, at the Trust’s offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203 (the “Meeting”).

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by each Portfolio of the Trust by the mailing on or about August __, 2011 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying voting instruction card. The proposals are being submitted to a vote of shareholders in connection with the July 19, 2011 entry into a merger agreement (the “Transaction Agreement”) providing for the acquisition of ALPS Holdings, Inc. (“ALPS”) by DST Systems, Inc. (“DST”). If the transaction contemplated by the Transaction Agreement (the “Transaction”) is completed, ALPS will become a wholly owned subsidiary of DST, a publicly traded company. The Transaction, if consummated, will constitute a change of control of AAI. Completion of the Transaction is subject to a number of conditions, as described in greater detail in the section of this Proxy Statement titled “The Transaction.” ALPS and DST currently expect to complete the Transaction (the “Closing”) in the fourth quarter of 2011. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Portfolios and officers, employees and agents of the Portfolios’ investment adviser, ALPS Advisors, Inc. (“AAI” or “ALPS Advisors”), and/or its affiliates and by Broadridge Financial Solutions, Inc., the firm that has been engaged to assist in the solicitation of proxies.

At the Meeting, Shareholders of each Portfolio will be asked:

1. To approve a new Investment Advisory Agreement between the Trust and AAI, with respect to each Portfolio;

2. To approve a new Investment Sub-Advisory Agreement among the Trust, AAI and Ibbotson Associates, Inc. (“Ibbotson”); and

3. To transact any other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

If approved by the shareholders, the new Investment Advisory Agreement between the Trust and AAI and the new Investment Sub-Advisory Agreement among the Trust, AAI and Ibbotson will be effective upon the Closing.

Any shareholder who owned shares of any of the Portfolios on August 2, 2011 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting or any adjournment or postponement of the Meeting. Shares of the Portfolios are offered only to participating insurance companies and their separate accounts, and certain qualified pension and retirement plans. As of the Record Date, only separate accounts established by certain participating insurance companies (each, an “Insurance Company”) were the shareholders of record of the Portfolios. In accordance with its view of present applicable law, it is expected that each Insurance Company will vote the shares held by its separate account at the Meeting in accordance with instructions received from variable annuity contract and variable life insurance policy owners (as well as any plan participants with a voting interest in the separate account) (collectively, “Policy Owners”) for whose accounts the shares are held. Policy Owners who have selected a Portfolio for investment have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. Accordingly, this Proxy Statement is intended to be used by each Insurance Company in obtaining voting instructions from Policy Owners.

You should read the entire Proxy Statement before voting. Please call 1-877-708-3613 if you have any questions. The Trust expects to mail the Notice of Special Meeting, this Proxy Statement and voting instruction card to shareholders on or about August __, 2011.

The Trust is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov or by writing to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. You can get the same reports and information free from the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on October 14, 2011.

The Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available on the Internet at http://www.proxyweb.com.

The Annual Report to shareholders of the Trust, which includes audited financial statements of the Portfolios, has previously been sent to shareholders. Upon request, a copy of this Proxy Statement and each Portfolio’s most recent annual and subsequent semi-annual report (when available) can be obtained at no cost. This Proxy Statement should be read in conjunction with the annual and semi-annual reports. To request a copy of the Proxy Statement or a report, please call 1-866-432-2926, write to Financial Investors Variable Insurance Trust at 1290 Broadway, Suite 1100, Denver CO 80203, or visit www.fivitfunds.com. You may also call for information on how to obtain directions to be able to attend the Meeting in person.

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GENERAL OVERVIEW

The Transaction

Under an investment management agreement between AAI and the Trust (the “Existing Advisory Agreement”), AAI serves as each Portfolio’s investment adviser and is responsible for each Portfolio’s overall investment strategy and its implementation. The date of the Existing Advisory Agreement and the date on which it was last approved by shareholders and renewed by the Board are provided in this Proxy Statement.

AAI is a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS”). ALPS is currently a privately held company.

On July 19, 2011, ALPS entered into a merger agreement (the “Transaction Agreement”) providing for the acquisition of ALPS by DST Systems, Inc. (“DST”), and pursuant to which ALPS will be merged with and into a wholly owned subsidiary of DST. If the transaction contemplated by the Transaction Agreement (the “Transaction”) is completed, ALPS will become a wholly owned subsidiary of DST.

DST, which is headquartered in Kansas City, Missouri, and is a publicly traded company on the New York Stock Exchange, provides sophisticated information processing and computer software products and services to support the mutual fund, investment management, brokerage, insurance and healthcare industries. In addition to technology products and services, DST provides integrated print and electronic statement and billing output solutions through a wholly owned subsidiary.

Completion of the Transaction is subject to a number of conditions, including, without limitation:

•	obtaining consent to the Transaction by a certain percentage of ALPS’ clients representing a certain percentage of the annualized revenue of ALPS and its subsidiaries;
•	obtaining shareholder approval from each AAI-advised fund, including each Portfolio of the Trust, to enter into new investment advisory agreements; and
•	obtaining any necessary regulatory approvals required of DST, AAI and ALPS.

Although there is no assurance that the Closing will occur, if each of the terms and conditions required by the Transaction Agreement is satisfied or waived, DST, ALPS and AAI anticipate that the Closing will take place in the fourth quarter of 2011.

Post-Transaction Structure and Operations

If the Closing occurs, AAI will continue to be the investment adviser to the Portfolios after the Closing. Ibbotson is expected to continue to manage the Portfolios after the Closing. AAI expects the senior personnel of AAI and the investment advisory personnel of Ibbotson, who currently manage the Portfolios, to continue to do so after the Closing. However, there can be no assurance that any particular employee of AAI or of Ibbotson will choose to remain employed by AAI or Ibbotson, respectively, before or after the Closing.

AAI currently does not anticipate any changes to the organization and structure of the Portfolios. The composition of the Board will not be changed as a direct result of the Transaction, and the Board will continue to make decisions regarding the independent accountants, custodian, administrator, distributor and transfer agent of the Portfolios. AAI is not proposing any changes to these existing service providers at this time.

Anticipated Benefits of the Transaction

Although there can be no assurance as to any benefit resulting from the Transaction, ALPS anticipates the following possible benefits:

•	the possibility of certain operational synergies arising from DST’s capabilities, products and services in the financial and investment management industries;
•	the possibility of access to new sales platforms in connection with DST’s existing services and capabilities;
•	the financial condition of DST and its assurances with respect to its commitment to ALPS’ and AAI’s existing operations; and
•	the expected continuity in ALPS’ and AAI’s senior management and portfolio management.

New Investment Advisory and Investment Sub-Advisory Agreements

AAI currently serves as investment adviser to each Portfolio pursuant to an investment advisory agreement (the “Existing Investment Advisory Agreement”), and Ibbotson serves as investment sub-adviser to each Portfolio pursuant to an investment sub-advisory agreement (the “Existing Sub-Advisory Agreement,” and collectively, the “Existing Agreements”). Upon the Closing, ALPS will be acquired by DST, and as a result, AAI will indirectly undergo a change in control. This change in control is deemed to be an “assignment” of the Existing Agreements under the 1940 Act. As required by the 1940 Act, the Existing Agreements provide for their automatic termination in the event of an assignment, and will therefore terminate upon the Closing. In light thereof, the Board has determined that it is appropriate at this time to seek shareholder approval of a new investment advisory agreement between the Trust and AAI, and a new investment sub-advisory agreement among the Trust, AAI and Ibbotson. Accordingly, shareholders of the Trust are being asked at the Meeting to approve the new Investment Advisory Agreement (“New Investment Advisory Agreement”) and new Investment Sub-Advisory Agreement (“New Sub-Advisory Agreement” and together, “New Agreements”) with the same terms and the same fee rates as the Existing Agreements (but for the new commencement dates), to allow AAI and Ibbotson to manage each Portfolio. Further, as described in more detail below, the fee waiver agreement among the Trust, AAI and Ibbotson currently in place with respect to each of the Portfolios is expected to continue in place and will be effective through April 29, 2014. If approved by the shareholders of the Trust, the New Agreements will become effective upon the Closing. The proposal to approve the New Sub-Advisory Agreement is subject to the approval of the New Investment Advisory Agreement. If the Transaction is not completed for any reason, the Existing Agreements will remain in effect.

* * * * *

PROPOSAL 1: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

As described above, the Trust’s Existing Investment Advisory Agreement will terminate upon the Closing. Shareholders of the Trust are being asked to approve a New Investment Advisory Agreement between the Trust and AAI so that the operation of each Portfolio can continue without interruption. If approved by the shareholders, the new Investment Advisory Agreement will be effective upon the Closing. If the Transaction is not completed for any reason, the Existing Investment Advisory Agreement will continue in effect.

Board Approval and Recommendation

On July 26, 2011, the Trustees of the Trust, including a majority of the Independent Trustees, unanimously approved the New Investment Advisory Agreement for the Portfolios and unanimously recommended that shareholders of the Trust approve the New Investment Advisory Agreement. A summary of the Board’s considerations is provided below in the section entitled “Evaluation by the Board.”

Description of the Existing and New Investment Advisory Agreements

The form of the New Investment Advisory Agreement is set forth in Exhibit A to this Proxy Statement. The description of terms in this section is qualified in its entirety by reference to Exhibit A. The Existing Investment Advisory Agreement is dated December 7, 2006. It was last approved by the Board at its meeting held on June 27, 2011, and by shareholders on December 7, 2006. The advisory fee rate under both the Existing Investment Advisory Agreement and the New Investment Advisory Agreement is 0.45% based on each Portfolio’s average daily net assets, paid on a monthly basis. AAI has entered into a contractual arrangement with Ibbotson to reimburse equally 50% of each Portfolio’s expenses, and/or waive a portion of the advisory, subadvisory or other fees, and/or reimburse fees to the extent necessary to cap each Portfolio’s net annual fund operating expenses at 0.53% of average daily net assets for Class I shares and at 0.78% of average daily net assets for Class II shares through April 29, 2014, subject to acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses, which may cause each Portfolio’s net annual fund operating expenses to exceed the maximum amounts. This contractual arrangement between AAI and Ibbotson is expected to continue after the Transaction. The aggregate amount of AAI’s fee and the amount and purpose of any other payments by a Portfolio to AAI, or any of its affiliated persons or affiliated person of such person, during the year ended December 31, 2010 was approximately $485,000 for investment advisory services under the Existing Investment Advisory Agreement. No payments were made for any other purpose.

Under the Existing Investment Advisory Agreement, AAI, subject to the authority of the Board of Trustees of the Trust, is responsible for the overall management of each Portfolio’s business affairs. AAI invests the assets of each Portfolio, either directly or through the use of investment sub-advisers, according to each Portfolio’s investment objective, policies and restrictions. AAI furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of each Portfolio. AAI’s affiliate, ALPS Fund Services, Inc. (“ALPS Fund Services”) (i) serves as each Portfolio’s administrator and provides fund accounting and administrative services under a separate Fund Accounting and Administration Agreement and (ii) serves as each Portfolio’s transfer agent and provides transfer agency services under a separate Transfer Agency and Service

Agreement with the Trust. AAI’s affiliate, ALPS Distributors, Inc. (“ALPS Distributors”), acts as the distributor of each Portfolio’s shares pursuant to a separate Distribution Agreement.

The terms of the New Investment Advisory Agreement are the same as the terms of the Existing Investment Advisory Agreement, but for the new commencement date. The fee rate for investment management under the New Investment Advisory Agreement is the same as the fee rate for those services under the Existing Investment Advisory Agreement. ALPS has advised the Board that it does not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Portfolios or have any adverse effect on the ability of AAI or its affiliates, ALPS Fund Services or ALPS Distributors to fulfill their obligations to the Portfolios.

The following discussion of the New Investment Advisory Agreement describes both the Existing Investment Advisory Agreement and the New Investment Advisory Agreement for the Portfolios. The next several paragraphs briefly summarize some important provisions of the Existing and New Investment Advisory Agreements, but for a more complete understanding of the Agreement, you should read Exhibit A.

Services Provided by AAI

The New Investment Advisory Agreement for the Portfolios requires AAI to provide general management services to the Trust and to assume overall supervisory responsibility for the general management and investment of each Portfolio’s assets, subject to the review and approval of the Trustees. AAI is responsible for setting each Portfolio’s investment program and strategies, revising the programs, as necessary, and monitoring and reporting periodically to the Trustees concerning the implementation of the programs.

The New Investment Advisory Agreement for the Portfolios provides for AAI and the Trust to appoint one or more investment sub-advisers to have full discretion and to make all determinations with respect to the investment and reinvestment of the portion of the Portfolio’s assets assigned to that investment sub-adviser. The New Investment Advisory Agreement requires AAI to: (a) manage each Portfolio’s portfolio and furnish a continual investment program for each Portfolio in accordance with such Portfolio’s investment objective and policies as described in the such Portfolio’s Prospectus; (b) make investment decisions for each Portfolio; (c) provide each Portfolio with investment research and statistical data, advice and supervision, data processing and clerical services; (d) provide the Trust with access to certain office facilities; (e) determine which securities shall be purchased for each Portfolio; which securities shall be held or sold by each Portfolio, and allocate the assets of each Portfolio to separate sub-accounts of approved sub-advisers; and determine which portion of each Portfolio’s assets shall be held uninvested; (f) review asset allocations and investment policies with the Board of Trustees of the Trust; and (g) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees and its committees with respect to the foregoing matters and the conduct of the business of the Portfolios.

Term of the New Investment Advisory Agreement

The New Investment Advisory Agreement for the Portfolios provides that it will continue in effect for an initial period beginning on the Closing date and ending on the second anniversary of that date. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trust’s Board, including a majority of the Trust’s Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities of each Portfolio.

Termination of the New Investment Advisory Agreement

The New Investment Advisory Agreement for the Portfolios may be terminated without penalty by vote of the Trustees, including a majority of the Trust’s Independent Trustees, or by vote of a majority of the outstanding voting securities of a Portfolio, on sixty days’ written notice to AAI, or by AAI upon sixty days’ written notice to the Trust, and terminates automatically in the event of its “assignment” as defined in the 1940 Act. The 1940 Act defines “assignment” to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occurs.

Liability of AAI

The New Investment Advisory Agreement provides that AAI will not be liable to the Trust or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Trust or any Portfolio in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by AAI of its obligations and duties under the agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages is limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

Differences between the Existing and New Investment Advisory Agreements

The New Investment Advisory Agreement is the same as the Existing Investment Advisory Agreement, but for the new commencement date.

Required Vote

Approval of the New Investment Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Portfolio, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Portfolio present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH

PORTFOLIO VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

As discussed above, each Portfolio’s Existing Sub-Advisory Agreement will terminate upon the Closing. Consequently, shareholders of each Portfolio are being asked to approve, at the Meeting, a New Sub-Advisory Agreement among the Trust, AAI and Ibbotson so that the operation of each Portfolio can continue without interruption. For each Portfolio, this proposal to approve the New Sub-Advisory Agreement is subject to the approval of the proposal to approve the New Advisory Agreement. If approved by the shareholders, the new Sub-Advisory Agreement will be effective upon the Closing. If the Transaction is not completed for any reason, the Existing Sub-Advisory Agreement will continue in effect.

Board Approval and Recommendation

On July 26, 2011, the Trustees of the Trust, including a majority of the Independent Trustees, unanimously approved the New Sub-Advisory Agreement for the Portfolios and unanimously recommended that Shareholders approve the New Sub-Advisory Agreement relating to the Portfolios. A summary of the Board’s considerations is provided below in the section entitled “Evaluation by the Board.”

Description of the Existing and New Sub-Advisory Agreements

The form of the New Sub-Advisory Agreement is set forth in Exhibit B to this Proxy Statement. The description of terms in this section is qualified in its entirety by reference to Exhibit B. The Existing Sub-Advisory Agreement is dated March 14, 2007. It was last approved by the Board of the Trust at its meeting held on June 27, 2011, and by the shareholders on December 7, 2006. The advisory fee rate under both the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement is 0.15% based on each Portfolio’s average daily net assets. The fee is payable on a monthly basis. AAI has entered into a contractual arrangement with Ibbotson to reimburse equally 50% of each Portfolio’s expenses, and/or waive a portion of the advisory, subadvisory or other fees, and/or reimburse fees to the extent necessary to cap each Portfolio’s net annual fund operating expenses at 0.53% of average daily net assets for Class I shares and at 0.78% of average daily net assets for Class II shares through April 29, 2014, subject to acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses, which may cause each Portfolio’s net annual fund operating expenses to exceed the maximum amounts. This contractual arrangement between AAI and Ibbotson is expected to continue after the Transaction. Ibbotson’s fee for services under both the Existing Sub-Advisory and New Sub-Advisory Agreements is paid by AAI. No other payments were made by a Portfolio to Ibbotson, or any of its affiliated persons or affiliated person of such person, for any other purpose for the year ended December 31, 2010.

The terms of the New Sub-Advisory Agreement are the same as those of the Existing Sub-Advisory Agreement, but for the new commencement date. The Portfolios do not pay any fees under either the Existing Sub-Advisory Agreement or the New Sub-Advisory Agreement. All payments to Ibbotson under the Existing Sub-Advisory Agreement are made by AAI and, if the New Sub-Advisory Agreement is approved, will continue to be made by AAI. The fee rate to be paid by AAI under the New Sub-Advisory Agreement is the same as the fee rate paid by AAI under the Existing Sub-Advisory Agreement. AAI and Ibbotson have advised the Board that they do not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Portfolios or have any adverse effect on the ability of Ibbotson to fulfill its obligations under the New Sub-Advisory Agreement.

The following discussion of the New Sub-Advisory Agreement describes both the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement for the Portfolios. The New Sub-Advisory Agreement is included in Exhibit B. The next several paragraphs briefly summarize some important provisions of the Existing and New Sub-Advisory Agreements, but for a more complete understanding of the Agreement, you should read Exhibit B.

Services Provided by Ibbotson

The New Sub-Advisory Agreement for the Portfolios essentially provides that Ibbotson, under the Board’s and AAI’s supervision and subject to the Trust’s registration statement, is responsible for recommending a continuous investment allocation program for the Portfolios in accordance with each Portfolio’s investment objectives, policies and restrictions as stated in such Portfolio’s prospectus.

Term of the New Sub-Advisory Agreement

The New Sub-Advisory Agreement provides that it will continue in effect for an initial period beginning on the Closing date and ending on the second anniversary of that date. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Board of Trustees of the Trust, including a majority of the Board’s Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities of each Portfolio.

Termination of the New Sub-Advisory Agreement

The New Sub-Advisory Agreement for the Portfolios may be terminated without penalty (i) by vote of the Trust’s Board or by vote of a majority of the outstanding voting securities of a Portfolio, at any time, (ii) by AAI upon not less than 30 nor more than 60 days’ written notice to Ibbotson, or (iii) by Ibbotson upon ninety days’ written notice to AAI and the Trust. The New Sub-Advisory Agreement terminates automatically in the event of its “assignment,” as described above, or upon termination of the New Investment Advisory Agreement.

Liability of Ibbotson

The New Sub-Advisory Agreement provides that Ibbotson will not be liable to AAI, the relevant Portfolio(s) or its shareholders for any error of judgment or for any loss suffered by the Portfolios or AAI in connection with performance of its obligations under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages is limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on Ibbotson’s part in the performance of its duties or from reckless disregard of its obligations and duties under the agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified thereby.

Differences between the Existing and New Sub-Advisory Agreements

The New Sub-Advisory Agreement for the Portfolios is the same as the Existing Sub-Advisory Agreement, but for the new commencement date.

Required Vote

Shareholders of each Portfolio will vote separately. Approval of the New Sub-Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Portfolio, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Portfolio present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH

PORTFOLIO VOTE “FOR” PROPOSAL 2.

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EVALUATION BY THE BOARD

Summary of Board Meetings and Considerations

The Board met on June 27, 2011 and July 26, 2011 to evaluate, among other things, the Transaction, AAI and ALPS, and to determine whether approving the New Agreements was in the best interests of the Portfolios’ shareholders. At its June 27, 2011 meeting, the Board met to discuss and consider, among other things, the renewal of the Existing Agreements under Section 15(c) of the 1940 Act. The Board reconvened on July 26, 2011 to discuss and consider the approval of the New Agreements in light of the change of control of AAI contemplated by the completion of the Transaction. At those meetings, and throughout the process of considering the Transaction, the Board, including a majority of the Independent Trustees, was advised by its independent legal counsel.

In their consideration of the Transaction, the Board and its counsel reviewed materials furnished by DST, AAI, ALPS and Ibbotson and communicated with senior representatives of DST, ALPS, AAI and Ibbotson regarding their personnel, operations and financial condition. The Board also reviewed the terms of the Transaction and considered its possible effects on the Portfolios and their shareholders. In this regard, the Trustees spoke with representatives of DST, ALPS, AAI and Ibbotson during the board meetings and in private session to discuss the anticipated effects of the Transaction.

During these meetings, the representatives of DST, ALPS, AAI and Ibbotson indicated their belief that the Transaction would not adversely affect (i) the continued operation of the Portfolios; (ii) the capabilities of the senior investment advisory personnel of AAI to continue to provide its services to the Portfolios at the current levels; and (iii) the capability of Ibbotson to continue to provide the same level of advisory and other services to the Portfolios. Those representatives indicated that they believed that the Transaction may provide certain benefits to the Portfolios, but also indicated that there could be no assurance as to any particular benefits that may result.

In connection with the Board’s recommendation that shareholders approve the New Agreements required by the Transaction, the Trustees considered the following factors with respect to the

Transaction, in addition to the other factors discussed below, but without identifying any single factor as all-important or controlling:

(i) the assurances from DST and ALPS that the manner in which the Portfolios’ assets are managed is not expected to change as a result of the Transaction, that the same people who currently manage the Portfolios’ assets will continue to do so after the Transaction, and that there is not expected to be any diminution in the nature, quality and extent of services provided to the Portfolios;

(ii) the material terms of the New Agreements and the agreements for the provision of administrative services to the Portfolios, including the fees payable by the Portfolios, are the same as the terms of the Portfolios’ existing agreements, but for the new commencement dates;

(iii) the assurances from ALPS that the existing expense waivers for the Portfolios are expected to continue in place;

(iv) the favorable history, reputation, qualification, and background of ALPS;

(v) the qualifications of the ALPS and AAI personnel who will provide advisory and administrative services to the Portfolios;

(vi) ALPS and AAI’s financial condition;

(vii) DST’s financial condition;

(viii) the possibility of certain operational synergies arising from DST’s capabilities, products and services in the financial and investment management industries;

(ix) the possibility of access to new sales platforms in connection with DST’s existing services and capabilities;

(x) the potential adverse effects on AAI, and indirectly, on the Portfolios, in the event the Transaction is not completed;

(xi) the potential disruption to the provision of services to the Portfolios as a result of ALPS’ entry into the Transaction Agreement and the attendant efforts to effect the Closing; and

(xii) the fact that Portfolio shareholders will not bear any costs in connection with the Transaction, inasmuch as ALPS has committed to pay the expenses of the Portfolios in connection with the Transaction, including all expenses in connection with the solicitation of proxies.

Board Consideration of the New Agreements

The 1940 Act requires that the Board of the Trust review the Portfolios’ advisory contract and consider whether to approve it and recommend that the shareholders of each Portfolio approve it. In anticipation of the Board’s meetings on June 27, 2011 and July 26, 2011, and as part of the process to consider the Transaction and the Portfolios’ Existing and New Agreements, legal counsel to the Independent Trustees requested certain information from DST, AAI and Ibbotson. In response to these requests, the Independent Trustees received reports from DST, AAI and Ibbotson that addressed specific factors to be considered by the Board. The Board also received from counsel a memorandum regarding the Board’s responsibilities pertaining to the approval of advisory contracts in general, as well as a memorandum regarding the Board’s responsibilities pertaining to particular considerations with respect to the New Agreements arising from the change of control of AAI.

At its meeting on June 27, 2011, the Board considered the information received from AAI and Ibbotson, and renewed the Existing Agreements.

The Board reconvened on July 26, 2011 and, in addition to the information previously considered in connection with the renewal of the Existing Agreement, considered additional information supplied by DST, ALPS and AAI. To assist the Board in its consideration of the New Agreements, DST provided materials and information about itself, including its history, management, investment, risk management and compliance capabilities and processes, and financial condition. At the July 26, 2011 meeting, the Trustees discussed with a representative of DST its general plans and intentions regarding the Portfolios. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of DST in connection with the Transaction, including the anticipated senior management structure. Prior to the Board’s approval of those agreements, the Independent Trustees met to consider management’s recommendations as to the approval of each New Agreement. Based on its evaluation, the Board unanimously concluded that the terms of each New Agreement were reasonable and fair and that the approval of each New Agreement was in the best interests of the Portfolios and their shareholders.

In voting to approve each New Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters it considered. The Board considered whether each New Agreement would be in the best interests of the respective Portfolio and its shareholders, based on: (i) the nature, extent and quality of the services to be provided under the New Agreement; (ii) the investment performance of the Portfolios; (iii) the expenses borne by the Portfolios (including management fees and other expenses), the fees charged by AAI and Ibbotson to the Portfolios and to their other clients, as applicable, and projected profits to be realized by AAI and its affiliates from their relationships with the Trust; (iv) the fact that economies of scale may be realized as the Portfolios grow and whether fee levels will reflect economies of scale for the benefit of shareholders; (v) potential fall-out benefits to AAI and Ibbotson from their relationships with each Portfolio; and (vi) other general information about AAI and Ibbotson. The following is a summary of the Board’s consideration and conclusions regarding these matters.

Nature, Extent and Quality of the Services Provided

At its June 27, 2011 meeting, the Board considered the nature, extent and quality of the services provided by AAI, including investment sub-adviser selection, evaluation and monitoring, and the portfolio management services provided by Ibbotson, in light of the investment objective of the respective Portfolio. The Board also considered each Portfolio Manager’s demonstrated consistency in investment approach. The Board reviewed the background and experience of (i) the current AAI personnel to be responsible for investment sub-adviser selection, evaluation and monitoring for each Portfolio and (ii) the Portfolio Manager personnel of Ibbotson responsible for managing the portfolio of the respective Portfolio. The Board also considered the compliance records of AAI and Ibbotson. Finally, the Board also considered its and the Trust’s previous association with the current personnel employed by AAI, the relationships those AAI personnel maintain with Ibbotson, and the ability of those personnel to evaluate the services provided by Ibbotson.

The Board concluded at that time that the nature, extent and quality of the services to be provided by AAI and Ibbotson to the Portfolios were appropriate and consistent with the terms of the respective Existing Agreements and that each Portfolio was likely to benefit from services provided under the Existing Agreements. The Board also concluded that the quality of the services provided by the senior advisory personnel employed by Ibbotson had been consistent with or superior to quality norms in the industry, and that AAI and Ibbotson would have sufficient personnel, with the appropriate education and experience, to serve each Portfolio effectively. The Board also concluded that Ibbotson had demonstrated a continuing ability to attract and retain well-qualified personnel, and that the structure of AAI’s operations was sufficient to retain and properly motivate the Portfolios’ current senior advisory personnel. Finally, the Board concluded that the financial condition of AAI and Ibbotson was sound.

At its July 26, 2011 meeting, the Board considered, in addition to the factors considered at the June 27, 2011 meeting, the expectations of DST, ALPS and AAI regarding the continuity of senior management and operations and the low likelihood of material adverse effect on the ability to provide services to the Portfolios. The Board also took note of any retention or employment arrangements with respect to portfolio managers or officers covering periods subsequent to the Closing, as well as the reduced possibility of changes in personnel following the Closing. The Board considered that, following the Transaction, the same senior investment advisory personnel of AAI and Ibbotson are expected to continue to provide these services to each Portfolio. In that regard, the Board considered the long-term history of care and conscientiousness in the management of each Portfolio provided by that personnel, and whether such services would reasonably be expected to be continued to be provided following the Transaction.

Investment Performance

At its meeting on June 27, 2011, the Board reviewed the long-term and short-term investment performance of each Portfolio as of December 31, 2010 and as of March 31, 2011, and of other investment companies and other accounts. In that connection, the Board also considered the long-term and short-term investment performance of the existing senior investment advisory personnel of Ibbotson who will continue to manage the Portfolios.

At its July 26, 2011 meeting, the Board reviewed the performance information previously considered, and noted the absence of any significant changes in performance of each Portfolio since the June 27, 2011 meeting.

Costs of the Services to be Provided to the Portfolios and the Projected Profits to be Realized by AAI and Ibbotson from their Relationship with the Portfolios

At its June 27, 2011 meeting, the Board reviewed the fees to be paid by each Portfolio to AAI and the fees to be paid by AAI to Ibbotson under the Existing Agreements. In its review, the Board considered information about (i) the rates of compensation paid to AAI and Ibbotson, and overall expense ratios, for funds comparable in size, character and investment strategy to the Portfolios and (ii) the fees charged by AAI and Ibbotson to their other comparable client accounts, including institutional accounts, as applicable. The Board also considered the fact that each Portfolio’s fees were generally comparable to the fees charged to similar open-end funds. The Board also took note of the fact that Ibbotson would be paid by AAI, and not the Portfolios. Further, the Board also considered the differences in the level of services provided and the differences in responsibility of AAI to each Portfolio and to other accounts. In renewing the Existing Agreements, the Board concluded that the management fees payable by each Portfolio to AAI and the fees payable by AAI to Ibbotson were reasonable in relation to the nature and quality of the services expected to be provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies and the fees Ibbotson charges to other clients.

At its July 26, 2011 meeting, the Board reviewed the same factors previously considered in its renewal of the Existing Agreements. With respect to the New Agreements, the Board noted that the rates of fees to be paid under the New Agreements are the same fee rates the Portfolios currently pay under the Existing Agreements. In that regard, the Board noted that its conclusions with respect to the Existing Agreements would continue to be applicable for the New Agreements.

Projected Profitability and Costs of Services to Investment Advisers

At its June 27, 2011 meeting, the Board reviewed reports of the financial position of each of AAI and Ibbotson at the time of the annual renewal of the Trust’s advisory contracts. The Board considered the projected profitability of ALPS’ overall relationship with the Portfolios, which included fees payable to AAI for advisory services as well as fees payable to other ALPS affiliates for non-advisory services, if any, and concluded that the projected costs of providing services to each Portfolio was not excessive. The Board also considered the potential “fall-out” benefits (including the receipt of research products and services from unaffiliated brokers) that AAI or Ibbotson might receive in connection with their association with the Portfolios, and acknowledged each adviser’s well-established stand-alone management relationships independent of each Portfolio and the regulatory risks each assumed in connection with the management of each Portfolio.

At its July 26, 2011 meeting, the Board was provided with updated information regarding the projected profitability of AAI. The Board took note of the above factors previously considered during the renewal of the Existing Agreements, and in that regard noted that the rates of fees payable to the advisers under the New Agreements would be unchanged.

Extent of Economies of Scale as the Portfolios Grow and Whether Fee Levels Reflect Economies of Scale

At its June 27, 2011 meeting, the Board reviewed certain financial information provided by AAI, and concluded that, to the extent any economies of scale could be realized as the assets of each Portfolio increase, such economies would likely be insignificant at the current time.

In reviewing the New Agreements at the July 26, 2011 meeting, the Board reviewed the information previously considered for the renewal of Existing Agreements, and took note of the fact that the Transaction presented the possibility of certain operational synergies arising from DST’s capabilities and services.

Annual Renewal of Existing Agreements and Approval of the New Agreements

In light of the considerations noted above, the Board, at its June 27, 2011 meeting, renewed the Existing Agreements for the maximum period permissible under the 1940 Act as part of its annual review process. In the event that the Closing does not occur, these Existing Agreements will remain in effect.

At its July 26, 2011 meeting, the Board reviewed the considerations previously noted in renewing the Existing Agreements, and also considered additional factors and information in light of the Transaction. Based on its evaluation, the Board unanimously concluded that the terms of the New Agreements are reasonable, fair and in the best interests of each Portfolio and its shareholders.

The Board believes that the New Agreements will enable each Portfolio to continue to enjoy the high-quality investment management and sub-advisory services it has received in the past from AAI and Ibbotson, at fee rates identical to the present rates, which the Board deems appropriate, reasonable and in the best interests of each Portfolio and its shareholders. Based on its evaluation of the aforementioned considerations, the Board unanimously voted to approve and to recommend to the shareholders of each Portfolio that they approve the New Agreements.

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INFORMATION ABOUT AAI AND AFFILIATES

ALPS and its Affiliates

ALPS, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, was founded in 1985 as a provider of fund administration and fund distribution services. Since then, ALPS has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. ALPS conducts its business through three wholly owned subsidiaries: ALPS Fund Services, a service company and SEC-registered transfer agent; ALPS Distributors, Inc., a FINRA-registered broker-dealer, currently registered in all 50 states; and AAI, which is registered as an investment adviser with the SEC. ALPS and its affiliates provide fund administration services to funds with assets in excess of $25 billion and distribution services to funds with assets of more than $290 billion.

Information regarding the principal executive officer, directors, and certain other officers of AAI is attached in Exhibit C to this Proxy Statement.

* * * * *

INFORMATION ABOUT IBBOTSON

Information for Ibbotson regarding its principal executive officer, directors, and certain other officers is attached in Exhibit D.

Ibbotson, the investment sub-adviser for each Portfolio, located at 22 W. Washington Street, Chicago, IL 60602, is a wholly owned subsidiary of Morningstar, Inc. and a leading authority on asset allocation with expertise in capital market expectations and portfolio implementation. The individuals primarily responsible for management of the Portfolios are the personnel of Ibbotson identified below (each, a “Portfolio Manager” and collectively, the “Portfolio Managers”). Ibbotson employs a team-based approach to the management of the Portfolios. The Portfolio Managers listed below are collectively responsible for the day-to-day management of each Portfolio.

Peng Chen, Ph.D., CFA, President. Dr. Chen has been with Ibbotson for ten years, and prior to Morningstar, Inc.’s acquisition of Ibbotson in March 2006, Dr. Chen served as managing director and chief investment officer for Ibbotson. Dr. Chen has managed each Portfolio since its inception in 2007.

Scott Wentsel, CFA, CFP®, Vice President and Senior Portfolio Manager. Mr. Wentsel manages the Investment Management Services group at Ibbotson, a wholly owned subsidiary of Morningstar, Inc. Mr. Wentsel joined Ibbotson in 2005 and has managed each Portfolio since its inception in 2007.

Carrie Scherkenbach, Portfolio Manager. Ms. Scherkenbach is a Portfolio Manager in the Investment Management Services group at Ibbotson, a wholly owned subsidiary of Morningstar, Inc. Ms. Scherkenbach joined Ibbotson in 1999. Ms. Scherkenbach has managed each Portfolio since its inception in 2007.

Jared Watts, Senior Consultant. Mr. Watts is a Senior Consultant in the Investment Management Services group at Ibbotson, a wholly owned subsidiary of Morningstar, Inc. Mr. Watts joined Ibbotson in 2006. Mr. Watts has managed each Portfolio since its inception in 2007.

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INFORMATION ABOUT OTHER SERVICE PROVIDERS

Investment Adviser, Administrator, Distributor and Transfer Agent

Following the Transaction, AAI, 1290 Broadway, Suite 1100, Denver, Colorado 80203, will continue to serve as investment adviser for the Portfolios. ALPS Fund Services, 1290 Broadway, Suite 1100, Denver, Colorado 80203, will continue to serve as administrator and transfer agent to each Portfolio. ALPS Distributors, 1290 Broadway, Suite 1100, Denver, Colorado, 80203, will continue to serve as distributor of each Portfolio’s shares.

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BENEFICIAL OWNERSHIP

As of the close of business on the Record Date, August 2, 2011, the Trust had the following shares outstanding:

Portfolio (Class)	Number of Shares
Aggressive Growth ETF Asset Allocation (I)	886,374.20
Aggressive Growth ETF Asset Allocation (II)	3,556,380.40
Growth ETF Asset Allocation (I)	2,503,153.08
Growth ETF Asset Allocation (II)	11,647,282.85
Balanced ETF Asset Allocation (I)	781,506.56
Balanced ETF Asset Allocation (II)	14,505,739.19

Income and Growth ETF Asset Allocation (I)	176,837.10
Income and Growth ETF Asset Allocation (II)	8,236,536.71
Conservative ETF Asset Allocation (I)	208,834.28
Conservative ETF Asset Allocation (II)	1,925,459.07

Each share has voting rights as stated in this Proxy Statement and is entitled to one vote (and a fractional vote for a fractional vote).

As of the Record Date, to the best of the knowledge of the Trust, all of the outstanding shares of each Portfolio were owned by Insurance Company separate accounts. The percentage ownership of each separate account owning 5% or more of the outstanding shares of each class of each Portfolio is provided in Exhibit D. To the best of the knowledge of the Trust, no person beneficially owned more than 5% of the outstanding shares of any class of a Portfolio, except as stated in Exhibit D.

As of June 30, 2011, the percentage of shares owned by the Trust’s Trustees and officers, individually and as a group, did not exceed 1% of the outstanding shares of any of the Portfolios.

Since the beginning of the Trust’s most recently completed fiscal year, no Trustee has purchased or sold securities exceeding 1% of the outstanding securities of any class of ALPS or its subsidiaries.

OTHER INFORMATION

The following table provides certain information about certain Trustees and officers of the Trust.

Name	Position with Trust	Position with AAI or Ibbotson
Thomas A. Carter	Trustee	President, Director (AAI)
Scott Wentsel	Trustee	Vice President (Ibbotson)
Jeremy O. May	Treasurer	Executive Vice President, Director (AAI)
David T. Buhler	Secretary	Vice President, Associate Counsel (AAI)
Melanie H. Zimdars	Chief Compliance Officer	—
Monette R. Nickels	Tax Officer	—

Mr. Carter is a Trustee of the Trust, and owns an interest in ALPS, of which AAI is a wholly owned subsidiary. Mr. May serves as Treasurer to the Trust, and also owns an interest in ALPS. Upon completion of the Transaction, Mr. Carter and Mr. May are each anticipated to receive a portion of the merger consideration based on their relative ownership in ALPS, which portion is expected to be, in either instance, less than three percent of the total consideration paid to all stockholders of ALPS.

Mr. Wentsel is a Trustee of the Trust, and owns an interest in Morningstar, Inc., of which Ibbotson Associates, Inc. is a subsidiary.

Ms. Melanie H. Zimdars and Ms. Monette R. Nickels are officers of the Trust, and are neither directors nor general partners of AAI. Each of Ms. Zimdars and Ms. Nickels owns interests in ALPS. No other officer or Trustee of the Trust who is not a director or general partner of AAI owns securities or has a material direct or indirect interest in AAI or any person controlling or controlled by AAI. Upon completion of the Transaction, Ms. Zimdars and Ms. Nickels are each anticipated to receive a portion of the merger consideration based on their relative ownership in ALPS, which is expected to be, in either instance, less than one percent of the total consideration paid to all stockholders of ALPS.

* * * * *

MORE ON PROXY VOTING AND THE MEETING

General Information about Proxy Voting

Only shareholders of record of a Portfolio on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. Each Portfolio’s shareholders will vote separately on each proposal with respect to that Portfolio. If you are a shareholder of more than one Portfolio, you will be voting on each proposal separately with respect to each Portfolio in which you hold shares.

Proxy Statement Costs

ALPS will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The aggregate cost of retaining such proxy solicitation firm is expected to be about $12,500, plus expenses, in connection with the solicitation of proxies. ALPS will reimburse Insurance Companies and others for their expenses in forwarding solicitation material to Policy Owners.

Broadridge will also be providing additional services, including tabulation services. Among other things, Broadridge will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Solicitation of Proxies

Officers of the Trust or officers and regular employees of the transfer agent or an Insurance Company, without extra compensation, may conduct solicitations personally, by mail, by telephone or by any other electronic means available.

The Insurance Companies generally will be required to forward soliciting material to Policy Owners to obtain authorization for the execution of proxies. ALPS will reimburse Insurance Companies and others for their expenses in forwarding solicitation material to Policy Owners.

If you are a Policy Owner, please contact us in advance if you are planning on attending the Meeting. Should shareholders require additional information regarding the voting instruction card, they may contact Broadridge toll-free at 1-877-708-3613. Any voting instruction given by a Policy Owner is revocable as described below under the paragraph titled “Revoking a Voting Instruction.”

As of the Record Date, shares of the Trust were only held by the separate accounts of participating Insurance Companies. Each Insurance Company holds shares in a separate account, which serves as the funding vehicle for its variable products. In accordance with its view of present applicable law, it is expected that each Insurance Company will vote its shares held by its separate account at the Meeting in accordance with instructions received from Policy Owners for whose accounts the shares are held. Policy Owners who have selected a Portfolio for investment have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. Those Policy Owners who have a voting interest at the close of business on August 2, 2011, will be entitled to submit instructions to their Insurance Company using the attached card.

Portfolio shares held in a separate account for which no timely instructions are received generally will be voted by Insurance Companies in proportion to the voting instructions that are received with respect to all contracts participating in the applicable separate account. This means that a small number of votes could determine the outcome.

Accordingly, if you wish to vote, you should complete the enclosed voting instruction card as a Policy Owner. All forms which are properly executed and received prior to the Meeting, and which are not revoked, will be voted as described above. If the enclosed voting instruction card is executed and returned, it may nevertheless be revoked at any time prior to the Meeting by written notification received by Broadridge or by executing and submitting a later dated form.

Please take a few moments to complete your voting instruction card promptly. You may vote your shares by completing and signing the enclosed card(s) and mailing it in the postage paid envelope provided.

Quorum; Adjournment

Thirty percent (30%) of the shares outstanding on the Record Date and entitled to vote, present and in person or represented by proxy, shall constitute a quorum for the transaction of business at the Meeting. The Meeting may be held for any Portfolio for which a quorum is present irrespective of whether a quorum is achieved for the Meeting of any other Portfolio. Shareholders of each Portfolio must separately approve the New Investment Advisory Agreement and the New Sub-Advisory Agreement for the Portfolios. Approval of each of proposal 1 and 2 by a Portfolio will require the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio as defined in the Investment Company Act. This means the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting if more than 50% of the outstanding shares of the Portfolio are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

If the shareholders of a Portfolio approve the New Investment Advisory Agreement and the New Sub-Advisory Agreement for such Portfolio, their effectiveness is conditioned upon the Closing, which in turn is conditioned on the satisfaction or waiver of certain conditions set forth in the agreement related to the Transaction including, among other things, that the Trust obtain shareholder approval to enter into the New Agreements and AAI obtains any necessary regulatory approvals. If the conditions noted in the prior sentence are not met, the Existing Investment Advisory Agreement and the Existing Sub-Advisory Agreement will remain in effect. If the proposals described in this Proxy Statement are approved by shareholders of a Portfolio, they will not become effective until the Closing.

In the event a quorum is not present or sufficient votes in favor of the proposals set forth in the Notice of Meeting of Shareholders are not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the

Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies on the proxy ballots (or their substitutes) will vote the shares present in person or by proxy (including abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Trust’s shareholders. A vote may be taken on the proposals in this Proxy Statement prior to any such adjournment if a quorum is present, sufficient votes for its approval have been received and it is otherwise appropriate.

How are votes counted?

The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your voting instruction card is received and properly executed, or in accordance with the instructions you provide by mail.

Most Insurance Company separate accounts will vote all of their shares in the same proportion as the voting instructions actually received from Policy Owners. Abstentions will be counted as present for purposes of determining whether a quorum is present. There are not expected to be any “broker non-votes.”

If you properly execute and return a proxy or voting instruction card but fail to indicate how the votes should be cast, the proxy ballot will be voted in favor of each proposal.

Revoking a Voting Instruction

As a Policy Owner, you may revoke a previously granted voting instruction at any time before it is exercised by (i) delivering a written notice expressly revoking your voting instruction to the tabulator or (ii) signing and forwarding a later-dated voting instruction card. Granted voting instructions typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate.

Shareholder Proposals

The Trust is not required and does not intend to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Trust or the shareholders for certain matters and under special conditions. Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund’s proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the fund’s securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held.

Another requirement relates to the timely receipt by the Trust of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Trust began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in a Portfolio’s proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Trust a reasonable time before the Trust begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Trust began to mail this Proxy Statement. The fact that the Trust receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material because there are other requirements under the proxy rules for such inclusion.

Shareholder Communications to the Board

Shareholders who desire to communicate generally with the Board should address their correspondence to the Board and may submit their correspondence by mail to the Trust at 1290 Broadway, Suite 1100, Denver, Colorado, 80203, attention Secretary of the Trust. If the correspondence is intended for a particular Trustee, the shareholder should so indicate.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of the Portfolios, which includes the financial statements of the Portfolios, has previously been sent to shareholders. Upon request, each Portfolio’s most recent annual and subsequent semi-annual report (when available) can be obtained at no cost. To request a report please call 1-866-432-2926, write to Financial Investors Variable Insurance Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203, or visit www.fivitfunds.com.

* * * * *

OTHER MATTERS

The Trustees do not intend to bring any matters before the Meeting other than the proposals described in this Proxy Statement and the Trustees are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any postponement(s) or adjournment(s) thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

EXHIBITS TO PROXY STATEMENT

EXHIBIT A:	New Investment Advisory Agreement

EXHIBIT B:	New Investment Sub-Advisory Agreement

EXHIBIT C:	Other Information Regarding ALPS Advisors and Ibbotson

EXHIBIT D:	Beneficial Ownership

EXHIBIT A

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this      day of             , 2011, by and between ALPS Advisors, Inc., a Colorado corporation (the “Adviser”), and Financial Investors Variable Insurance Trust, a Delaware Statutory Trust (the “Trust”), regarding the Ibbotson ETF Asset Allocation Portfolios listed on Appendix A (the “Portfolios”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF INVESTMENT ADVISER. The Trust desires to employ each Portfolio’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Declaration of Trust dated July 26, 2000, and in such Portfolio’s Prospectus and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Trust. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Portfolios. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. DELIVERY OF FUND DOCUMENTS. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a. Declaration of Trust;

b. Bylaws;

c. Resolutions of the Board of Trustees of the Trust selecting ALPS Advisors, Inc. as Adviser to the Portfolios and approving the form of this Agreement; and

d. Trust’s Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3. SERVICES PROVIDED BY ADVISER. Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will, either directly or by employing suitable Sub-Advisors: (a) act in strict conformity with the Trust’s Declaration of Trust, the Trust’s Bylaws, the Investment Company Act of 1940, as amended (the “1940 Act”) and the Investment Advisers Act of 1940, as amended; (b) manage each Portfolio’s portfolio and furnish a continual investment program for each Portfolio in accordance with such Portfolio’s investment objective and policies as described in the such Portfolio’s Prospectus; (c) make investment decisions for each Portfolio; (d) provide each Portfolio with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for each Portfolio; what securities shall be held or sold by each Portfolio, and allocate assets of each Portfolios to separate sub-accounts of the approved Sub-Advisers, and determine what portion of each Portfolio’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board of Trustees of the Trust every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees of the Trust and its committees with respect to the foregoing matters and the conduct of the business of the Portfolios. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Portfolios may hold or contemplate purchasing. The appointment of Sub-Advisors shall be subject to approval by the Board of Trustees of the Trust and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Trust.

The Adviser will keep the Trust informed of developments materially affecting any Portfolio’s portfolio, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

4. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will make available, without expense to the Trust or any Portfolio, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Portfolios. The Adviser will not be required to pay any investment advisory related expenses of the Portfolios other than those specifically allocated to it in this paragraph 4. In particular, but without limiting the generality of the foregoing, the Portfolios will be required to pay brokerage and other expenses of executing portfolio transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolios’ business.

5. COMPENSATION OF THE ADVISER. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 45 basis points of each Portfolio’s daily net assets during the month.

6. SERVICES TO OTHER ACCOUNTS. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever any Portfolio and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by a Portfolio or the size of the position purchased or sold by a Portfolio. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Portfolios in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7. BROKERAGE AND AVOIDANCE OF CONFLICTS OF INTEREST. In connection with purchases or sales of portfolio securities for the account of any Portfolio, neither the Adviser nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of portfolio securities for each Portfolio’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for each Portfolio the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The parties agree that it is in the interests of each Portfolio that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Portfolio than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for each Portfolio with such brokers, subject to review by the Trust’s Board of Trustees from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to each Portfolio and/or other accounts over which the Adviser exercises investment discretion.

8. STANDARD OF CARE; LIMITATION OF LIABILITY. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

9. VOTING. The Adviser will take any action and provide any advice with respect to the voting of securities held by the Portfolios in accordance with the Fund’s Proxy Voting Policies and Procedures, as amended and revised from time to time.

10. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board of Trustees who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days written notice, be terminated at any time without the payment of any penalty, by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of each Portfolio, individually, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person”, “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11. AMENDMENT OF THIS AGREEMENT. A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board of Trustees of the Trust, including a majority of the directors who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

12. NOTICE. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

To the Trust or a Portfolio at:

Financial Investors Variable Insurance Trust

1290 Broadway, Suite 1100

Denver, CO 80203

with a copy to:

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, Colorado 80202

Attn.: Peter H. Schwartz, Esq.

13. GOVERNING LAW. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

14. MISCELLANEOUS. Neither the holders of shares of the Portfolios nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ALPS ADVISORS, INC.		FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

By:		By:

Name:	Thomas A. Carter	Name:	Jeremy O. May

Title:	President	Title:	Treasurer, Chief Financial Officer

Appendix A

Ibbotson Conservative ETF Asset Allocation Portfolio

Ibbotson Income and Growth ETF Asset Allocation Portfolio

Ibbotson Balanced ETF Asset Allocation Portfolio

Ibbotson Growth ETF Asset Allocation Portfolio

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio

EXHIBIT B

FORM OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of this      day of             , 2011 by and among ALPS Advisors, Inc. (the “Adviser”), Ibbotson Associates, Inc. (the “Sub-Adviser”), and Financial Investors Variable Insurance Trust (the “Trust”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, pursuant to an Investment Advisory Agreement dated as of                     , between the Adviser and the Trust, the Adviser acts as investment adviser for the portfolios listed on Appendix A attached hereto (each a “Portfolio”, and collectively, the “Portfolios”); and

WHEREAS, the Adviser and the Trust each desire to retain the Sub-Adviser to provide investment advisory services to the Trust in connection with the management of all or a portion of the assets of the Portfolios, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1. (a) Subject to supervision and oversight by the Adviser and the Trust’s Board of Trustees, the Sub-Adviser shall recommend a continuous investment allocation program for the Portfolios in accordance with each Portfolio’s investment objectives, policies and restrictions as stated in such Portfolio’s Prospectus(es) (such Prospectus(es) and Statement(s) of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Sub-Adviser shall provide supervision of each of the Portfolio’s investments and shall recommend, from time to time, the allocation of the assets of a Portfolio by specific investment style mandate (referred to herein as a “Portfolio Account”) to the Adviser for execution of the trades.

(ii) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees and will conform and comply with the applicable requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

(iii) The Sub-Adviser at its expense will make available to the Trustees of the Portfolios and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding a Portfolio Account and to consult with the Trustees of the Portfolios and Adviser regarding each Portfolio’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs. The Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officers of, the Adviser and the Trust.

(iv) The Sub-Adviser at its expense will provide the Adviser and/or the Trust’s Chief Compliance Officer with such compliance reports relating to its duties under this Agreement as may be requested from time to time. Notwithstanding the foregoing, the Sub-Adviser will promptly report to the Adviser and the Trust any material violations of the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Adviser’s compliance policies and procedures that pertain to the Portfolios, as well as any change in portfolio manager(s) of the Portfolios.

(v) The Sub-Adviser represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A¬-1 under the Investment Advisers Act of 1940 and has provided the Adviser and the Trustees of the Fund a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Adviser, but in any event no less frequently than quarterly, the Sub-Adviser will supply the Adviser a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser’s last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Adviser’s code of ethics are reasonably designed to prevent “access persons” from violating the code of ethics.

(vi) The Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. Adviser will provide such documents to Sub-Adviser in a reasonable timeframe prior to the due date. In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser or the Trust may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer.

(vii) The Sub-Adviser shall maintain all books and records with respect to each Portfolio’s portfolio transactions required by subparagraphs (b)(10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trust’s Board of Trustees may reasonably request.

(viii)(A) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

(B) Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser’s officers or employees.

(C) The Sub-Adviser shall keep each Portfolio’s books and records required to be maintained by the Sub-Adviser pursuant to paragraph 1(a) of this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are property of the Portfolio and the Sub-Adviser will surrender promptly to the Portfolio any of such records upon the Portfolio’s request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) of this Agreement.

(ix) Sub-Adviser will not be responsible for proxy voting, regulatory filings (except as set forth below for review and comment); or FINCEN reporting.

2. The Adviser shall continue to have responsibility for all services to be provided to each Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement.

3. The Adviser has delivered to the Sub-Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a) Certified resolutions of the Trust’s Board of Trustees authorizing the appointment of the Sub-Adviser and approving the form of this Agreement;

(b) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended on Form N-1A (the “Registration Statement”), as filed with the Securities and Exchange Commission (the “Commission”) relating to each Portfolio and shares of the Portfolio’s beneficial shares, and all amendments thereto; and

(c) Prospectus(es) of each Portfolio.

4. For the services to be provided by the Sub-Adviser pursuant to this Agreement for each Portfolio, the Adviser will pay to the Sub-Adviser as full compensation therefore a fee at an annual rate of the Portfolio’s average daily net assets, as set forth in the attached Fee Schedule. The fee will be paid to the Sub-Adviser from the Adviser’s advisory fee from each Portfolio. This fee will be computed daily and paid to the Sub-Adviser monthly.

5. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Portfolios or the Adviser in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser’s part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6. As long as Sub-Advisor is acting as Sub-Advisor under the terms of this Agreement, the Advisor and the Trust and its Portfolios will have the right to utilize the Ibbotson name free of charge in connection with the Trust or the Portfolios. Where this Agreement has remained in effect for at least five (5) years, in the event that this Agreement is canceled by Ibbotson, Advisor and the Trust and its Portfolios will be permitted to continue to utilize the Ibbotson name in connection with the Trust or the Portfolios for at least 6 months (6) months following termination of this Agreement without charge to the Advisor, the Trust or its Portfolios.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act provided, however, that this Agreement may be terminated (a) by a Portfolio at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the other parties. This Agreement shall terminate automatically and immediately in the event of its assignment. As used in this Section 6, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the Commission under the 1940 Act.

8. Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser’s partners, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Portfolio, the Trust or the public that refers to the Sub-Adviser or its clients in any way prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed upon) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first-class mail, electronic mail or overnight delivery service, facsimile transmission equipment or hand delivery.

10. No Trustee or Shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

11. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of the majority of the outstanding voting securities of the applicable Portfolio or Portfolios.

12. This Agreement shall be governed by the laws of the state of Delaware; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

13. This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original; all such counterparts shall, together, constitute only one instrument.

14. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

15. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Attention: General Counsel

To the Sub-Adviser at:

Ibbotson Associates, Inc.

22 W. Washington Street

Chicago, IL 60602

Attention: President

To the Trust or the Portfolios at:

Financial Investors Variable Insurance Trust

1290 Broadway, Suite 1100

Denver, CO 80203

Attention: Secretary

with a copy to:

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, Colorado 80202

Attn.: Peter H. Schwartz, Esq.

16. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

ALPS ADVISORS, INC.		FINANCIAL INVESTORS VARAIABLE INSURANCE TRUST

By:		By:

Name:	Thomas A. Carter	Name:	Jeremy O. May
Title:	President	Title:	Treasurer, Chief Financial Officer

IBBOTSON ASSOCIATES, INC.

By:

Name:	Peng Chen
Title:	President

FEE SCHEDULE

In consideration for the services to be performed under this Agreement, the Sub-Adviser shall receive from the Adviser an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 15 basis points of each Portfolio’s daily net assets during the month.

Appendix A

Ibbotson Conservative ETF Asset Allocation Portfolio

Ibbotson Income and Growth ETF Asset Allocation Portfolio

Ibbotson Balanced ETF Asset Allocation Portfolio

Ibbotson Growth ETF Asset Allocation Portfolio

Ibbotson Aggressive Growth ETF Asset Allocation Portfolio

EXHIBIT C

ADDITIONAL INFORMATION REGARDING ALPS ADVISORS AND IBBOTSON

ALPS Advisors, Inc.

Principal Executive Officer of ALPS Advisors:

1.    Thomas A. Carter

Directors of ALPS Advisors:

1.    Thomas A. Carter

2.    Edmund J. Burke

3.    Jeremy O. May

4.    Spencer P. Hoffman

Name and Address*	Principal Occupation	Position(s) with the Portfolios (if any)
Thomas A. Carter

Mr. Carter joined ALPS Fund Services in 1994 and is currently President and Director of ALPS Advisors, ALPS Distributors and FTAM Funds Distributor, Inc. (“FDI”) and Executive Vice President and Director of ALPS Fund Services and ALPS Holdings. Before joining ALPS Fund Services, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is Trustee and President of ALPS ETF Trust and of the Trust.

Mr. Carter is Chairman and President of the Trust.
Edmund J. Burke	Mr. Burke is Chief Executive Officer and a Director of ALPS Holdings (since 2005) and Director of ALPS Advisors, ALPS Distributors, ALPS Fund Services and FTAM Distributors, Inc. (“FDI”) and from 2001-2008, was President of ALPS Advisors, ALPS Distributors, ALPS Fund Services and FDI. Mr. Burke is Chairman and President of Financial Investors Trust; Trustee and President of Clough Global Allocation Fund; Trustee and President of the Clough Global Equity Fund; Trustee and President of the Clough Global Opportunities Fund; Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.	None.

Jeremy O. May

Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services and Executive Vice President and Director of ALPS Holdings, ALPS Advisors, ALPS Distributors and FDI. Mr. May is also the Treasurer of the Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Financial Investors Trust and Chairman and Trustee of the Reaves Utility Income Fund.

Mr. May is Treasurer of the Trust.
Spencer P. Hoffman

Mr. Hoffman is a Managing Director of Lovell Minnick Partners (“LMP”) and a member of its Investment Committee. Mr. Hoffman joined the Philadelphia office of LMP in 2007.

Prior to joining LMP, Mr. Hoffman was a Principal at Safeguard Scientifics, a publicly-traded growth capital investor. Prior to Safeguard, Mr. Hoffman was an Associate with Mellon Ventures where he was active in all aspects of their investing activities. He began his career in Merrill Lynch’s Global Investment Banking Group and then joined MicroStrategy as Manager of Corporate Affairs, reporting to the CEO.

None.

* The business address of each Director is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

ALPS Advisors, Inc. is a wholly owned subsidiary of ALPS Holdings, Inc. Lovell Minnick Equity Partners II LP owns approximately 73% of ALPS Holdings, Inc. Lovell Minnick Equity Advisors II LLC serves as the general partner of Lovell Minnick Equity Partners II LP. Lovell Minnick Partners LLC is the sole managing member of Lovell Minnick Equity Advisors II LLC. Lovell Minnick Holdings LLC is the sole managing member of Lovell Minnick Partners LLC. Jeffrey D. Lovell and James E. Minnick control Lovell Minnick Holdings LLC by virtue of their equity interests in this entity.

The address for each entity listed above, except ALPS Advisors, Inc. and ALPS Holdings, Inc., is 2141 Rosecrans Avenue, Suite 5150, El Segundo, CA 90245. The address for ALPS Holdings, Inc. is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

ALPS Advisors Inc. serves as investment adviser to the following registered funds that have investment objectives similar to those of the Portfolios:

Comparable Fund	Investment Objective	Assets Under Management	Investment Advisory Fee	Fee Waiver or Reimbursements
ALPS/WMC Value Intersection Fund	The Fund seeks long-term capital appreciation. Dividend income may be a factor in portfolio selection but is secondary to the Fund’s principal objective.	$75,683,444	0.95%	Yes
Clough China Fund	The Fund seeks to provide investors with long-term capital appreciation.	$97,260,453	1.35%	Yes
RiverFront Long-Term Growth Fund	The Fund seeks to achieve long term capital appreciation.	$77,843,768	0.90%	Yes
RiverFront Long-Term Growth & Income Fund	The Fund seeks to achieve long-term growth and income through a combination of capital appreciation and rising dividend payments.	$21,553,491	0.90%	Yes
ALPS/Kotak India Growth Fund	The Fund seeks to achieve long-term capital appreciation.	$2,965,480	1.25%	Yes
Liberty All Star Equity Fund	To seek total investment return, comprised of long-term capital appreciation and current income, through investment of at least 80% of its net assets in a diversified portfolio of equity securities.	$1,049,201,159	First $400 million: 0.800%; Next $400 million: 0.720%; Next $400 million: 0.648%; Over $1.2 billion 0.584%	No
Liberty All Star Growth Fund	To seek long-term capital appreciation through investment primarily in a diversified portfolio of equity securities.	$144,637,602	First $300 million: 0.80%; Over $300 million: 0.72%	No

Although the funds identified above may have investment objectives that are similar to those of one or more Portfolios, we note that there are important differences in fund characteristics and fund investment strategies that serve to distinguish these funds from the Portfolios.

Ibbotson Associates, Inc.

Principal Executive Officer of Ibbotson Associates, Inc.

1.    Peng Chen

Directors of Ibbotson Associates, Inc.

1.    Peng Chen

Name and Address*	Principal Occupation	Position(s) with the Portfolios (if any)
Peng Chen 22 West Washington St., Chicago, IL 60602	President and Director of Ibbotson Associates, Inc.	Portfolio Manager

Morningstar, Inc., whose address is 22 West Washington St, Chicago, Illinois 60602, owns a 100% interest in Ibbotson Associates, Inc. Joseph D. Mansueto, whose business address is 22 West Washington St, Chicago, Illinois 60602, owns a 50% interest in Morningstar, Inc.

Ibbotson Associates, Inc. serves as investment adviser to the following registered funds that have an investment objective similar to the Portfolios:

Comparable Fund	Investment Objective	Assets under Management	Investment Advisory Fee	Fee Waiver or Reimbursements
SC Ibbotson Growth Fund	Long-term capital growth and current income	$602,280,904	0.08%	Yes
SC Ibbotson Balanced Fund	Long-term capital growth and current income	$1,822,157,947	0.08%	No
SC Ibbotson Conservative Fund	Long-term capital growth and current income	$874,748,065	0.08%	Yes
SC Ibbotson Tactical Opportunities Fund	Long-term growth of capital and modest income	$563,844,156	$200,000 per annum	Yes

Although the funds identified above may have investment objectives that are similar to those of one or more Portfolios, we note that there are important differences in fund characteristics and fund investment strategies that serve to distinguish these funds from the Portfolios.

EXHIBIT D

OWNERSHIP

Portfolio Name and Class	Name and Address of Owner	Shares Owned	Percent of Class
Ibbotson Conservative ETF Asset Allocation Portfolio Class I
	Symetra Life Insurance Company 777 108th Avenue NE Suite 1200 Bellevue, WA 98004-5135	49,229.7430	23.37%
	Minnesota Life Insurance Company 400 Robert Street North Saint Paul, MN 55101	115,277.4450	54.73%
	Lincoln Benefit Life Insurance Company P.O. Box 94210 Palatine, IL 60094	44,959.8200	21.34%
Ibbotson Conservative ETF Asset Allocation Portfolio Class II
	Annuity Investors Life Insurance Co. P.O. Box 5423 Cincinnati, OH 45201-5423	388,348.5400	19.81%
	Minnesota Life Insurance Company 400 Robert Street North Saint Paul, MN 55101	1,152,127.1190	58.77%
	Ohio National Life Insurance Company PO Box 237 Cincinnati, OH 45201-0237	184,115.9270	9.39%
	Jefferson National Life Ins. Co. 9920 Corporate Campus Dr St 1000 Louisville, KY 40223	142,946.4060	7.29%
Ibbotson Income & Growth ETF Asset Allocation Portfolio Class I
	Symetra Life Insurance Company 777 108th Avenue NE Suite 1200 Bellevue, WA 98004-5135	26,012.0310	14.55%
	Minnesota Life Insurance Company 400 Robert Street North Saint Paul, MN 55101	96,689.3740	54.09%
	Lincoln Benefit Life Insurance Company P.O. Box 94210 Palatine, IL 60094	54,236.0780	30.34%
Ibbotson Income & Growth ETF Asset Allocation Portfolio Class II

Portfolio Name and Class	Name and Address of Owner	Shares Owned	Percent of Class
	Annuity Investors Life Insurance Co. P.O. Box 5423 Cincinnati, OH 45201-5423	670,614.8410	8.09%
	Minnesota Life Insurance Company 400 Robert Street North Saint Paul, MN 55101	2,476,843.8710	29.86%
	Phoenix Life Insurance Company 31 Tech Valley Drive East Greenbush, NY 12061	848,174.5420	10.23%
	PHL Variable Insurance Company 31 Tech Valley Drive East Greenbush, NY 12061	3,089,727.8470	37.25%
	Union Central Life Insurance Corp 5900 O St Lincoln, NE 68510	495,361.2010	5.97%
Ibbotson Balanced ETF Asset Allocation Portfolio Class I
	Symetra Life Insurance Company 777 108th Avenue NE Suite 1200 Bellevue, WA 98004-5135	179,935.2480	22.97%
	Minnesota Life Insurance Company 400 Robert Street North Saint Paul, MN 55101	299,643.6250	38.25%
	Lincoln Benefit Life Insurance Company P.O. Box 94210 Palatine, IL 60094	300,196.6820	38.32%
Ibbotson Balanced ETF Asset Allocation Portfolio Class II
	Annuity Investors Life Insurance Co. P.O. Box 5423 Cincinnati, OH 45201-5423	1,218,340.5640	8.40%
	Minnesota Life Insurance Company 400 Robert Street North Saint Paul, MN 55101	5,100,754.6320	35.15%
	Ohio National Life Insurance Company PO Box 237 Cincinnati, OH 45201-0237	979,538.6540	6.75%
	Phoenix Life Insurance Company 31 Tech Valley Drive East Greenbush, NY 12061	835,841.5590	5.76%
	PHL Variable Insurance Company 31 Tech Valley Drive East Greenbush, NY 12061	2,985,712.4470	20.58%

Portfolio Name and Class	Name and Address of Owner	Shares Owned	Percent of Class
	Union Central Life Insurance Corp 5900 O St Lincoln, NE 68510	955,213.8040	6.58%
	Ameritas Life Insurance Corp 5900 O St Lincoln, NE 68510	1,045,468.6500	7.21%
Ibbotson Growth ETF Asset Allocation Portfolio Class I
	Minnesota Life Insurance Company 400 Robert Street North Saint Paul, MN 55101	2,016,054.4750	80.86%
	Lincoln Benefit Life Insurance Comp PO Box 94210 Palatine, IL 60094	396,038.7460	15.88%
Ibbotson Growth ETF Asset Allocation Portfolio Class II
	Annuity Investors Life Insurance Co. P.O. Box 5423 Cincinnati, OH 45201-5423	2,493,207.1390	21.40%
	Minnesota Life Insurance Company 400 Robert Street North Saint Paul, MN 55101	3,234,744.4160	27.76%
	Ohio National Life Insurance Company PO Box 237 Cincinnati, OH 45201-0237	829,431.4700	7.12%
	Phoenix Life Insurance Company 31 Tech Valley Drive East Greenbush, NY 12061	875,723.8590	7.52%
	PHL Variable Insurance Company 31 Tech Valley Drive East Greenbush, NY 12061	2,540,733.6930	21.81%
	Union Central Life Insurance Corp 5900 O St Lincoln, NE 68510	711,463.4070	6.11%
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio Class I
	Symetra Life Insurance Company 777 108th Avenue NE Suite 1200 Bellevue, WA 98004-5135	74,250.4340	8.37%
	Minnesota Life Insurance Company 400 Robert Street North Saint Paul, MN 55101	606,809.6870	68.38%
	Lincoln Benefit Life Insurance Comp PO Box 94210 Palatine, IL 60094	202,084.2980	22.77%

Portfolio Name and Class	Name and Address of Owner	Shares Owned	Percent of Class
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio Class II
	Symetra Life Insurance Company 777 108th Avenue NE Suite 1200 Bellevue, WA 98004-5135	268,711.2040	7.56%
	Minnesota Life Insurance Company 400 Robert Street North Saint Paul, MN 55101	628,985.7190	17.69%
	Ohio National Life Insurance Company PO Box 237 Cincinnati, OH 45201-0237	363,067.8900	10.21%
	Phoenix Life Insurance Company 31 Tech Valley Drive East Greenbush, NY 12061	343,509.3600	9.66%
	PHL Variable Insurance Company 31 Tech Valley Drive East Greenbush, NY 12061	1,946,907.9640	54.75%

Any person owning more than 25% of the outstanding shares of a Portfolio may be deemed to control it. Each of these entities is believed to hold its shares of the Portfolio as nominee for the benefit of its policy owners and participants.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 2011

PORTFOLIO NAME PRINTS HERE

INSURANCE COMPANY NAME PRINTS HERE

The undersigned, revoking prior proxies, hereby appoints David T. Buhler and Jeremy O. May, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and re-substitution, to attend, act, and vote shares of the Portfolio held in the name of the undersigned on the record date and entitled to vote at the Special Meeting of Shareholders of Financial Investors Variable Insurance Trust (the “Trust”) to be held at 1290 Broadway, Suite 1100, Denver, Colorado, 80203, on October 14, 2011, at 10:00 a.m. Mountain Time, or at any adjournment or postponement thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and the Proposals (set forth on the reverse side of this proxy card) have been proposed by the Board of Trustees. When properly executed, this proxy will be voted as indicated on the reverse side. If no choice is indicated, this proxy will be voted “FOR” the Proposals. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

Date:

Signature(s) (if held jointly)                        (Please sign in box)

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

FVIT - proxy - vod

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement and Proxy Card for the Special Meeting, and information about how to attend the Special Meeting, are available at www.proxyweb.com or by calling 1-877-708-3613.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.    ☒

PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE PROPOSALS.

	FOR	AGAINST	ABSTAIN

1. To approve a new Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (“AAI”).	☐	☐	☐

2. To approve a new Investment Sub-Advisory Agreement among the Trust, AAI and Ibbotson Associates, Inc.	☐	☐	☐

PLEASE SIGN AND DATE ON REVERSE SIDE

FVIT - proxy - vod

To Vote by Telephone
	1)	Read the proxy statement and have the
voting instruction card at hand.
	2)	Call toll-free 1-888-221-0697.
	3)	Follow the recorded instructions.

To Vote by Internet
PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	1)	Read the proxy statement and have the
voting instruction card at hand.
	2)	Go to www.proxyweb.com.
	3)	Follow the on-line instructions.

To Vote by Mail
	1)	Read the proxy statement.
	2)	Check the appropriate boxes on reverse.
	3)	Sign, date and return the voting instruction
card in the enclosed envelope provided.
If you vote by Internet or Telephone, please do not mail your card.

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 2011

PORTFOLIO NAME PRINTS HERE

INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby instructs the above-named Insurance Company to vote at the Meeting of Shareholders on October 14, 2011, and at any adjournments or postponements thereof, all of the shares of the Portfolio attributable to his or her contract or interest therein and held in the Insurance Company separate account, as directed on the reverse side of this Voting Instruction Card. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE PROPOSALS.

If you fail to return this Voting Instruction Card or return it unsigned, the Insurance Company will, to the extent required, vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the separate account.

PLEASE VOTE, DATE AND SIGN, AND PROMPTLY RETURN THIS VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE PROVIDED.

Dated:

Signature(s) (if held jointly)                                          (Please sign in box)

Please sign exactly as your name or names appear to the left. When held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or in any other representative capacity, please give full title as such. If signing for a corporation, the signature should be that of an authorized officer who should state his or her title.

FVIT - VIC - vod

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement and Proxy Card for the Special Meeting, and information about how to attend the Special Meeting, are available at www.proxyweb.com or by calling 1-877-708-3613.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.    ☒

PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE PROPOSALS.

	FOR	AGAINST	ABSTAIN

1. To approve a new Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (“AAI”).	☐	☐	☐

2. To approve a new Investment Sub-Advisory Agreement among the Trust, AAI and Ibbotson Associates, Inc.	☐	☐	☐

PLEASE SIGN AND DATE ON REVERSE SIDE

FVIT-VIC-vod